Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of John Hancock Variable Insurance Trust of our reports dated February 23, 2018, relating to the financial statements and financial highlights for the funds listed in Appendix A (collectively, the “Funds”), which appear in the Funds’ Annual Reports on Form N-CSR for the year ended December 31, 2017. We also consent to the references to us under the heading “Financial Highlights”, “Policy Regarding Disclosure of Portfolio Holdings” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 26, 2018

APPENDIX A

Trust	Fund
John Hancock Variable Insurance Trust	Managed Volatility Aggressive Portfolio
John Hancock Variable Insurance Trust	Managed Volatility Balanced Portfolio
John Hancock Variable Insurance Trust	Managed Volatility Conservative Portfolio
John Hancock Variable Insurance Trust	Managed Volatility Growth Portfolio
John Hancock Variable Insurance Trust	Managed Volatility Moderate Portfolio
John Hancock Variable Insurance Trust	500 Index Trust
John Hancock Variable Insurance Trust	Alpha Opportunities Trust
John Hancock Variable Insurance Trust	American Asset Allocation Trust
John Hancock Variable Insurance Trust	American Global Growth Trust
John Hancock Variable Insurance Trust	American Growth Trust
John Hancock Variable Insurance Trust	American Growth-Income Trust
John Hancock Variable Insurance Trust	American International Trust
John Hancock Variable Insurance Trust	Blue Chip Growth Trust
John Hancock Variable Insurance Trust	Capital Appreciation Trust
John Hancock Variable Insurance Trust	Capital Appreciation Value Trust
John Hancock Variable Insurance Trust	Emerging Markets Value Trust
John Hancock Variable Insurance Trust	Equity Income Trust
John Hancock Variable Insurance Trust	Financial Industries Trust
John Hancock Variable Insurance Trust	Fundamental All Cap Core Trust
John Hancock Variable Insurance Trust	Fundamental Large Cap Value Trust
John Hancock Variable Insurance Trust	Global Trust
John Hancock Variable Insurance Trust	Health Sciences Trust
John Hancock Variable Insurance Trust	International Equity Index Trust
John Hancock Variable Insurance Trust	International Growth Stock Trust
John Hancock Variable Insurance Trust	International Small Company Trust
John Hancock Variable Insurance Trust	International Value Trust
John Hancock Variable Insurance Trust	Lifestyle Aggressive Portfolio
John Hancock Variable Insurance Trust	Lifestyle Balanced Portfolio
John Hancock Variable Insurance Trust	Lifestyle Conservative Portfolio
John Hancock Variable Insurance Trust	Lifestyle Growth Portfolio
John Hancock Variable Insurance Trust	Lifestyle Moderate Portfolio
John Hancock Variable Insurance Trust	Mid Cap Index Trust
John Hancock Variable Insurance Trust	Mid Cap Stock Trust
John Hancock Variable Insurance Trust	Mid Value Trust
John Hancock Variable Insurance Trust	Mutual Shares Trust
John Hancock Variable Insurance Trust	Real Estate Securities Trust
John Hancock Variable Insurance Trust	Science & Technology Trust
John Hancock Variable Insurance Trust	Small Cap Growth Trust
John Hancock Variable Insurance Trust	Small Cap Index Trust
John Hancock Variable Insurance Trust	Small Cap Opportunities Trust
John Hancock Variable Insurance Trust	Small Cap Value Trust
John Hancock Variable Insurance Trust	Small Company Value Trust

Trust	Fund
John Hancock Variable Insurance Trust	Strategic Equity Allocation Trust
John Hancock Variable Insurance Trust	Total Stock Market Index Trust
John Hancock Variable Insurance Trust	Utilities Trust
John Hancock Variable Insurance Trust	Active Bond Trust
John Hancock Variable Insurance Trust	Bond Trust
John Hancock Variable Insurance Trust	Core Bond Trust
John Hancock Variable Insurance Trust	Global Bond Trust
John Hancock Variable Insurance Trust	High Yield Trust
John Hancock Variable Insurance Trust	Investment Quality Bond Trust
John Hancock Variable Insurance Trust	Money Market Trust
John Hancock Variable Insurance Trust	New Income Trust
John Hancock Variable Insurance Trust	Short Term Government Income Trust
John Hancock Variable Insurance Trust	Strategic Income Opportunities Trust
John Hancock Variable Insurance Trust	Total Bond Market Trust
John Hancock Variable Insurance Trust	Ultra Short Term Bond Trust